                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of December 30, 1997, by and between Cotton Valley Resources Corporation, a corporation organized under the laws of Ontario, Canada (the "Debtor"), Cotton Valley Energy Corporation, a Nevada corporation, Mustang Well Servicing Company (formerly Mustang Drilling Company), a Nevada corporation, Mustang Horizontal Services, Inc., a Nevada corporation, Mustang OilField Equipment Company, a Nevada Corporation, Cotton Valley Energy, Inc. an Oklahoma corporation and Aspen Energy Corporation, a Nevada corporation (collectively, the "Subsidiaries"), and Westover Investments L.P. a Delaware limited partnership ("Westover"), Montrose Investments L.P., a Cayman Islands exempt limited partnership ("Montrose"), Lakeshore International, a Bermuda corporation ("LI"), JMG Capital Partners, L.P. a California limited partnership ("JMG"), Triton Capital Investments, Ltd., a Caracao, corporation ("Triton"), Lionhart Global Appreciation Fund, Ltd., a British Virgin Islands international business corporation ("LGAF"), Global Perspectives International, Ltd, a British Virgin Islands international business corporation ("Global Perspectives"), Global Emerging Markets, Ltd., a Guernsey corporation ("Global Emerging Markets"), and Palisades Holdings, Inc., a California corporation ("Palisades"). Each of Westover, Montrose, LI, JMG, Triton, LGAF, Global Perspectives, Global Emerging Markets and Palisades is referred to herein as a "Secured Party" and they are collectively referred to herein as the "Secured Parties."

                                   WITNESSETH:

     WHEREAS, the Debtor and the Secured Parties have executed and delivered a Convertible Debenture Purchase Agreement between them dated the date hereof (the "Purchase Agreement") pursuant to which the Secured Parties have purchased and the Debtor has sold Debentures (as defined in the Purchase Agreement);

     WHEREAS, pursuant to the Purchase Agreement, the Debtor and the Subsidiaries have agreed to execute and deliver to the Secured Parties this Security Agreement granting the Secured Parties a first lien, except with respect to the Zama Property Collateral (as defined below), on and security interest in the Collateral (as defined below) to secure the Obligations (as defined below);

     WHEREAS, the Debtor and the Subsidiaries shall provide additional security to secure the Obligations in the form of Cash Collateral (as defined in the Cash Collateral Agreement) and together with the Secured Parties have entered into a Cash Collateral Agreement attached hereto as Exhibit I; and

     WHEREAS, the Debtor and the Subsidiaries shall maintain the amount of Collateral required by this Security Agreement and the Cash Collateral Agreement, provided, that, they may substitute Asset Collateral (as defined below) for Cash Collateral and Cash Collateral for Asset Collateral, all as provided in this Security Agreement and the Cash Collateral Agreement.

     NOW, THEREFORE, in consideration of the premises and agreement herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Creation of Security Interest. To secure prompt payment and performance of all obligations of the Debtor and the Subsidiaries on the part of the Debtor and the Subsidiaries to be performed under the Debentures and the other Transaction Documents (as defined in the Purchase Agreement) and all other obligations and liabilities, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including without limitation, all fees and expenses of the Collateral Agent (as defined in the Cash Collateral Agreement) and counsel to the Collateral Agent) or otherwise of the Debtor and the Subsidiaries to any Purchaser (as defined in the Purchase Agreement) and any holders of the Debentures arising under the Debentures or any other Transaction Document (collectively, the "Obligations"), the Debtor and the Subsidiaries hereby unconditionally and irrevocably grant to the Secured Parties a continuing security interest in, a first lien upon, except with respect to the liens on the Asset Collateral consisting of the property referred to as the Zama Property (the "Zama Property Collateral"), which liens shall be second priority liens behind only commercial banks first priority liens established on the date of acquisition of the Zama Property, and a right of set-off against (i) certain assets of the Debtor as listed on Schedule I hereto, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds of insurance covering the same and of any tort claims in connection therewith (the "Asset Collateral"), and (ii) the Cash Collateral. Collectively, the Asset Collateral and the Cash Collateral are referred to herein as, the "Collateral."

     2. Debtor's Warranties. Each of the Debtor and each of the Subsidiaries warrant and covenant that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

          (b) it has full power, authority and legal right to execute, deliver and perform this Security Agreement and the Cash Collateral Agreement, and the execution, delivery and performance of this Security Agreement and the Cash Collateral Agreement by it has been duly authorized by all necessary action (corporate or otherwise) and each of this Security Agreement and the Cash Collateral Agreement, when delivered in accordance with its terms shall constitute its legal valid, and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, Creditor' rights and remedies or by other equitable principles of general application; and

          (c) except for the security interest created by this Security Agreement and the Cash Collateral Agreement, and except with respect to the Zama Property Collateral, it is the owner of the Collateral free and clear of any lien, security interest, claim or encumbrance.

     3. Debtor's Use of Asset Collateral. So long as an Event of Default shall not have occurred and be continuing, the Debtor and the Subsidiaries shall have the right, in their regular course of business, to possess, sell, use or dispose of the Asset Collateral and to retain all proceeds, products and collections of the Asset Collateral and to substitute Cash Collateral for any Asset Collateral and to substitute Asset Collateral (including, Asset Collateral acquired after the date hereof) for any Cash Collateral, all in accordance with the terms of the Purchase Agreement, this Security Agreement and the Cash Collateral Agreement. Except as provided for above, neither the Debtor nor any of the Subsidiaries will pledge, assign, transfer or otherwise encumber the Collateral. Neither the Debtor nor any of the Subsidiaries may substitute collateral other than Cash Collateral or collateral purchased with Cash Collateral for any Asset Collateral without the prior written consent of the Secured Parties.

     4. Required Value of Asset Collateral; Continuing Security Interest. The value (the "Required Value") of the Asset Collateral shall at all times be equal or greater than 180% of the amount of the Obligations which are not secured by Cash Collateral pursuant to the Cash Collateral Agreement. The value of the Asset Collateral shall be the value assigned to such Asset Collateral in the Company's financial statements prepared in accordance with United States generally accepted accounting principles, as consistently applied (the "Financial Statements"), or, if no value is assigned to such Asset Collateral therein, such value shall be determined by an independent appraiser; provided, however, that the value of the Zama Property Collateral shall, at any time, be equal to (i) the lesser of (a) the purchase price paid by the Debtor for the Zama Property Collateral and (b) the value of the Zama Property Collateral set forth on the Financial Statements, less (ii) the amount of the obligations secured by the first lien on the Zama Property Collateral. The Secured Parties shall at all times have a continuing security interest in, a first lien upon, except with respect to the liens on Zama Property, which liens shall be second priority liens behind only commercial banks first priority liens established on the date of acquisition of the Zama Properties, and a right of set-off against the Asset Collateral.

     5. Covenants.

          (a) Maintenance of Corporate Existence. Each of the Debtor and each of the Subsidiaries shall maintain its corporate existence, and all rights, qualifications and franchises necessary to continue its business as it may be conducted and shall substantially comply with all laws, rules, regulations, orders, judgments and agreements applicable to it, its property and the conduct of its business if non-compliance would materially adversely effect Debtor, its property, or its business.

          (b) Pledge and Security Interest. Each of the Debtor and each of the Subsidiaries shall at all times maintain the liens and security interests provided for in this Security Agreement and in the Cash Collateral Agreement as valid and perfected liens and security interests in the Asset Collateral and the Cash Collateral, and agrees to defend the same against any and all persons whatsoever. Each of the Debtor and each of its Subsidiaries shall safeguard and protect all Asset Collateral for the account of the Secured Parties and shall not attempt to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Asset Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Asset Collateral, or any interest therein, except in the ordinary course of its business and as permitted under this Security Agreement. At the request of a Secured Party, the Debtor or any of the Subsidiaries will sign and deliver to such Secured Party at any time or from time to time one or more further Financing Statements pursuant to the Uniform Commercial Code in effect in the State of Texas (the "Code") in form satisfactory to such Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by such Secured Party to be, necessary or desirable; each of the Debtor and each of the Subsidiaries hereby irrevocably appoints each Secured Party as its attorney-in-fact to prepare and file Financing Statements signed only by a Secured Party covering the Asset Collateral and, in jurisdictions where its signature is required, to sign its signature to such Financing Statements, and promises to pay each Secured Party all reasonable fees and expenses incurred in filing such Financing Statements, which fees and expenses shall become a part of the Obligations. A carbon, photographic or other reproduction of this Agreement or of any Financing Statement shall be sufficient as a Financing Statement. A Secured Party shall deliver a copy of any such Financing Statement to the Debtor and the Subsidiaries, as applicable, within three Business Days after the first to occur of its signing such Financing Statement or filing such Financing Statement in any jurisdiction.

          (c) Performance of Obligations. The Debtor shall perform all of its obligations under the Purchase Agreement in accordance with the terms thereof, and each of the Debtor and each of the Subsidiaries shall perform all of its promises and covenants set forth in this Security Agreement and the Cash Collateral Agreement in accordance with the terms hereof and thereof, respectively.

          (d) Notice of Default, Litigation. Debtor shall promptly give notice in writing to the Secured Parties of the occurrence of any Event of Default (as hereinafter defined) or any material default or the occurrence of any material dispute, litigation or proceedings affecting Debtor or any of the Subsidiaries, if such litigation, proceeding or dispute is one which might have an adverse effect upon the financial condition, business or normal operations of the Debtor or any of the Subsidiaries, or any adverse effect on the Asset Collateral.

          (e) Certificate. Debtor shall on the Closing Date and at least five Business Days prior to any change in the make up of the Collateral deliver to the Secured Parties a certificate executed by an executive officer of the Debtor which describes the substituting and replaced Collateral and sets forth a list of the Collateral and the value thereof giving effect to such change, including, if applicable, schedule of the value of any Collateral to be purchased with the withdrawn Cash Collateral. Such certificate shall also state that the Debtor and the Subsidiaries are, and will be following such replacement, in compliance with the terms of this Security Agreement and the Cash Collateral Agreement.

          (f) Consents. No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality is required to be obtained in connection with the execution, delivery or performance of this Security Agreement.

          (g) Defense of Collateral. It will, if an Event of Default has occurred and is continuing, defend the Secured Parties' right, title and interest in and to the Asset Collateral and the income, distributions and Proceeds thereof against the claims and demands of all persons and entities whatsoever.

     6. Defaults.

          The following events shall be "Events of Default":

          (a) an Event of Default under the Debentures;

          (b) the Debtor or any of the Subsidiaries shall fail to perform on any other Obligation;

          (c) the Debtor or any of the Subsidiaries shall fail to observe or perform any of their covenants set forth in Section 5 of this Security Agreement;

          (d) the Debtor or any of the Subsidiaries shall fail to observe or perform any covenant or agreement contained in this Security Agreement (other than those covered by Paragraphs 6(a), 6(b) or 6(c) above) or the Cash Collateral Agreement for ten days after written notice thereof has been given to the applicable Debtor or Subsidiary, by any Secured Party, provided that if the default under this subparagraph 6(d) can reasonably be cured but not within ten days and the Debtor or the Subsidiary has in good faith commenced to cure such default and is diligently pursuing such cure, then such Debtor or Subsidiary shall have a reasonable time to cure such default;

          (e) any representation, warranty, certification or statement made by the Debtor or any Subsidiary in this Security Agreement or the Cash Collateral Agreement shall prove to have been incorrect in any material respect when made and has a material adverse effect on any Secured Party;

          (f) a final judgment or order for the payment of money in excess of $100,000 shall be rendered against the Debtor or any Subsidiary, which judgment(s) or order(s) shall continue unsatisfied or unbonded or similarly secured and in effect for a period of 30 days;

          (g) any material adverse change in the condition or affairs (financial or otherwise) of the Debtor or any Subsidiary that in any Secured Party's reasonable opinion materially decreases the Debtor or any Subsidiaries ability to timely perform its obligations under this Security Agreement or the Cash Collateral Agreement; and

          (h) the value of the Asset Collateral shall have, for a period of five
(5) consecutive days fallen below the Required Value as determined under Section 4 hereof.

          If one or more Event of Default shall have occurred and be continuing, then the Debtor shall give immediate notice to each Secured Party of the happening of such Event of Default.

     7. Remedies. (a) If an Event of Default shall have occurred and be continuing for a period of five business days, then the Secured Parties may at any time thereafter, without demand of performance or other demand, advertisement or notice of any kind (all of which demands, advertisements and/or notices are hereby expressly waived), apply the Asset Collateral to the payment of the Obligations in such manner as the Secured Parties in their sole discretion shall determine and the Secured Parties may sell all or any portion of the Asset Collateral. The Secured Parties shall have no responsibility for any loss of value of the Asset Collateral resulting from the timing of any such sale, or otherwise.

          (b) In addition to the rights, powers and remedies granted to it in this Security Agreement, and in any other instrument or agreement, including, without limitation, the Purchase Agreement, the Debentures, the Cash Collateral Agreement, or otherwise, securing, evidencing or relating to any of the Obligations, the Secured Parties shall have all of the rights, powers and remedies now or hereafter permitted in law or equity, including, without limitation, those of a secured party under the Code, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, at such time or times as the Secured Parties thinks expedient, such remedies to be exercised only after the occurrence and continuance of an Event of Default.

     8. Term of Agreement. This Security Agreement shall terminate when all payments under the Debentures have been made in full and all other Obligations have been paid or discharged. Upon such termination, each Secured Party, at the request of Debtor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to Section 5 of this Security Agreement.

     9. Expenses. Debtor agrees to reimburse each Secured Party for any and all expenses (including reasonable attorneys' fees) incurred in enforcing any and all of Debtor's obligations hereunder.

     10. Notice. Any and all payments, notices, requests, demands, consents, approvals or other communications required or permitted to be given under any provision of this Security Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered by hand, (ii) sent by telecopier, provided that a copy is mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) sent by Express Mail, Federal Express or other express delivery service (receipt requested) addressed as set forth in the Purchase Agreement. Notices to any Subsidiary shall be sent to the Debtor. Any party may change its address for the purpose of this Security Agreement by notice to the other party given as aforesaid.

     11. Miscellaneous.

          (a) This Security Agreement, the Cash Collateral Agreement and the Guaranty dated the date hereof by the Subsidiaries in favor of the Secured Parties constitute the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. No provision of this Security Agreement may be modified of amended except by a written agreement specifically referring to this Security Agreement and signed by the parties hereto.

          (b) In the event that any provision of this Security Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Security Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Security Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Security Agreement and without the validity or enforceability of such provision or the other provisions of this Security Agreement in any other jurisdiction.

          (c) No waiver of any breach or default or any right under this Security Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

          (d) This Security Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

          (e) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Security Agreement.

          (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

          (g) This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                              COTTON VALLEY RESOURCES CORPORATION



                              By:  /s/ GENE SOLTERO
                                 ----------------------------
                                Name: Gene Soltero
                                Title:


                              COTTON VALLEY ENERGY CORPORATION


                              By:  /s/ GENE SOLTERO
                                 ----------------------------
                                Name: Gene Soltero
                                Title:


                              MUSTANG WELL SERVICING COMPANY


                              By:  /s/ JAMES E. HOGUE
                                 ----------------------------
                                Name: James E. Hogue
                                Title:


                              MUSTANG HORIZONTAL SERVICES, INC.



                              By:  /s/ JAMES E. HOGUE
                                 ----------------------------
                                Name: James E. Hogue
                                Title:


                              MUSTANG OILFIELD EQUIPMENT COMPANY



                              By:  /s/ JAMES E. HOGUE
                                 ----------------------------
                                Name: James E. Hogue
                                Title:



                              COTTON VALLEY ENERGY, INC.


                              By:  /s/ GENE SOLTERO
                                 ----------------------------
                                Name: Gene Soltero
                                Title:

                              ASPEN ENERGY CORPORATION


                              By:  /s/ EUGENE A. SOLTGOLD
                                  -------------------------
                                  Name:  Eugene A. Soltgold
                                  Title: CEO

                              WESTOVER INVESTMENTS L.P.


                              By:  /s/ WILLIAM E. ROSE
                                  -------------------------
                                  Name:  William E. Rose
                                  Title: Authorized Signatory

                              MONTROSE INVESTMENTS L.P.

                              By:  /s/ WILLIAM E. ROSE
                                  -------------------------
                                  Name:  William E. Rose
                                  Title: Authorized Signatory


                              LAKESHORE INTERNATIONAL

                              By: Global Capital Management, Inc., Investment
                                  Manager

                              By: /s/ JOHN D. BRANDENBORG
                                  -------------------------
                                  Name:  John D. Brandenborg
                                  Title: Vice President

                              JMG CAPITAL PARTNERS, L.P.

                              By: /s/ JONATHAN GLASER
                                  -------------------------
                                  Name:
                                  Title:

                              TRITON CAPITAL INVESTMENTS, LTD.


                              By: /s/ JONATHAN GLASER
                                  -------------------------
                                  Name:
                                  Title:

                                         LIONHART GLOBAL APPRECIATION FUND, LTD.


                                         By:   /s/ TERRENCE P. DUFFY
                                            --------------------------
                                            Name:  Terrence P. Duffy
                                            Title: Director

                                         GLOBAL PERSPECTIVES INTERNATIONAL, LTD.


                                         By:   /s/ TERRENCE P. DUFFY
                                            --------------------------
                                            Name:  Terrence P. Duffy
                                            Title: Director

                                         GLOBAL EMERGING MARKETS, LTD.


                                         By:  /s/  EDWARD J. TOBIN
                                            --------------------------
                                            Name:  Edward J. Tobin
                                            Title: Authorized Signatory

                                         PALISADES HOLDINGS, INC.


                                         By:   /s/ ILLEGIBLE
                                            --------------------------
                                            Name:  ILLEGIBLE
                                            Title: ILLEGIBLE

STATE OF MINNESOTA )
                   )        ss.:
COUNTY OF HENNEPIN )


     On this 23rd day of December, 1997, before me personally appeared John D. Brandenborg to me known, who, being by me duly sworn, did depose and say that he resides at 601 Carlson Pkwy. #200, Minnetonka, MN that he is Investment Manager for Lakeshore International, Ltd. and Vice President of Global Capital Management, the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ LORY A. FORSTNER
                                        ---------------------------------
                                             Notary Public

                                        [NOTARY PUBLIC SEAL OF LORY FORSTNER]

STATE OF            )
                    )         ss.:
COUNTY OF           )



     On this 29th day of December, 1997, before me personally appeared William Rose, to me known, who, being by me duly sworn, did depose and say that he resides at 5519 Montrose, Dallas, TX 75209, that he is Principal of Westover Investments LP, the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                         /s/ BARBARA S. KENT
                                         ---------------------------------
                                             Notary Public

                                         [NOTARY PUBLIC SEAL OF BARBARA S. KENT]

STATE OF TEXAS   )
                 )         ss.:
COUNTY OF DALLAS )


     On this 23rd day of December, 1997, before me personally appeared James E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is President of Mustang Oilfield Equipment Co., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ PATRICIA DICKERSON
[NOTARY PUBLIC SEAL OF                ---------------------------------
PATRICIA DICKERSON]                       Notary Public




STATE OF TEXAS   )
                 )         ss.:
COUNTY OF DALLAS )


     On this 23rd day of December, 1997, before me personally appeared James E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is Chief Executive Officer of Mustang Horizontal Services, Inc., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ PATRICIA DICKERSON
[NOTARY PUBLIC SEAL OF                ---------------------------------
PATRICIA DICKERSON]                       Notary Public




STATE OF TEXAS   )
                 )         ss.:
COUNTY OF DALLAS )


     On this 23rd day of December, 1997, before me personally appeared James E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is President of Mustang Well Servicing Company, the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ PATRICIA DICKERSON
[NOTARY PUBLIC SEAL OF                ---------------------------------
PATRICIA DICKERSON]                       Notary Public

STATE OF TEXAS   )
                 )         ss.:
COUNTY OF DALLAS )


     On this 23rd day of December, 1997, before me personally appeared Eugene
A. Soltero, to me known, who, being by me duly sworn, did depose and say that he resides at 7127 Hillgreen Drive, Dallas, Texas, that he is Chief Executive Officer of Cotton Valley Energy, Inc., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ DIANA LYNN CAMPBELL
[NOTARY PUBLIC SEAL OF                ---------------------------------
DIANA L. CAMPBELL]                        Notary Public       1-22-2001




STATE OF TEXAS   )
                 )         ss.:
COUNTY OF DALLAS )


     On this 23rd day of December, 1997, before me personally appeared Eugene
A. Soltero, to me known, who, being by me duly sworn, did depose and say that he resides at 7127 Hillgreen Drive, Dallas, Texas, that he is Chief Executive Officer of Cotton Valley Resources Corporation, the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ DIANA LYNN CAMPBELL
[NOTARY PUBLIC SEAL OF                ---------------------------------
DIANA L. CAMPBELL]                        Notary Public       1-22-2001

STATE OF CALIFORNIA   )
                      )         ss.:
COUNTY OF LOS ANGELES )


     On this 23rd day of December, 1997, before me personally appeared Jonathan
M. Glaser, to me known, who, being by me duly sworn, did depose and say that he resides at 1999 Avenue of the Stars, Suite 1950, Los Angeles, California 90067, that he is General Partner of JMG Capital Partners, L.P., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by order of the board of directors of said corporation.

                                      /s/ CYNTHIA M. PARENTI
[NOTARY PUBLIC SEAL OF                ---------------------------------
CYNTHIA M. PARENTI]                       Notary Public

                                   SCHEDULE 1

                                ASSET COLLATERAL